SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         5/28/2002

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554             13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

            On    5/28/2002    a scheduled distribution was made from the Trust
               to holders of the Certs.The Trustee has caused to be filed with
               the Commission,the Monthly Report dated    5/28/2002
               The Monthly Report is filed pursuant to and in accordance with
               (1) numerous no-action letters (2) current Commission policy in the area.





               A.   Monthly Report Information
                    See Exhibit No.1


               B.   Have and deficiencies occurred?  NO.
                               Date:
                               Amount:

               C.   Item 1: Legal Proceedings:  NONE

               D.   Item 2: Changes in Securities:   NONE

               E.   Item 4: Submission of Matters to a Vote of
                    Certificateholders:  NONE

               F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5
                    if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
               Exhibit No.

   1.)             Monthly Distribution Repor    5/28/2002


Credit Suisse First Boston Mortgage Acceptance Corp
Mortgage Pass-Through Certificates, Series 2002-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                  5/28/2002

DISTRIBUTION SUMMARY

                                   Beginning              Current Period
                      Original Current Princi  Principal   Pass-Through
         Class     Face Value         Amount Distribution          Rate
A-1             550,000,000.00 538,132,212.269,240,567.78       2.19500%
A-2             150,000,000.00 148,031,375.583,237,263.83       2.29000%
A-3              61,000,000.00 60,199,426.07 1,316,487.29       2.18000%
A-F             100,000,000.00 98,750,747.67 1,280,652.43       5.51000%
A-IO            445,185,000.00 436,622,363.14        0.00       6.15000%
A-F-IO           29,300,000.00 25,100,000.00         0.00       5.50000%
M-1              55,500,000.00 55,500,000.00         0.00       2.90000%
M-2              51,000,000.00 51,000,000.00         0.00       3.60000%
M-F-1             4,900,000.00  4,900,000.00         0.00       6.94000%
M-F-2             4,900,000.00  4,900,000.00         0.00       7.42000%
B                17,500,000.00 17,500,000.00         0.00       4.35000%
B-F               5,200,000.00  5,200,000.00         0.00       7.88000%
X                         0.00          0.00         0.00
X-F                       0.00          0.00         0.00
P-F                      50.00         50.00         0.00
R                        50.00          0.00         0.00       5.51000%
Total          1,000,000,100.00984,113,811.5815,074,971.32

                       Accrued                Certificate        Ending
                      Interest Realized Loss     Interest  Current Prin
               Distributed (1)     Principal   Shortfall        Amount
Class
            A-1   1,082,766.86            N/A        0.00 528,891,644.48
            A-2     310,742.53            N/A        0.00 144,794,111.77
            A-3     120,298.52            N/A        0.00 58,882,938.78
            A-F     453,430.52            N/A        0.00 97,470,095.24
           A-IO   2,517,669.29            N/A       (0.00)428,552,686.59
         A-F-IO     115,041.67            N/A        0.00 23,300,000.00
            M-1     147,537.50          0.00         0.00 55,500,000.00
            M-2     168,300.00          0.00         0.00 51,000,000.00
          M-F-1      28,338.33          0.00         0.00  4,900,000.00
          M-F-2      30,298.33          0.00         0.00  4,900,000.00
              B      69,781.25          0.00         0.00 17,500,000.00
            B-F      34,146.67          0.00         0.00  5,200,000.00
              X           0.00            N/A        0.00          0.00
            X-F           0.00            N/A        0.00          0.00
            P-F      10,220.61            N/A        0.00         50.00
              R           0.00            N/A        0.00          0.00
          Total   5,088,572.08          0.00        (0.00)969,038,840.26

AMOUNTS PER $1,000 UNIT
                                                               Interest
                                        Prin          Int Carry-forward
Class          Cusip            Distribution Distribution        Amount
A-1            22540VWV0          16.80103232   1.96866702    0.00000000
A-2            22540VWW8          21.58175885   2.07161687    0.00000000
A-3            22540VWX6          21.58175885   1.97210689    0.00000000
A-F            22540VWZ1          12.80652431   4.53430520    0.00000000
A-IO           22540VWY4           0.00000000   5.65533270    0.00000000
A-F-IO         22540VXA5           0.00000000   3.92633686    0.00000000
M-1            22540VXC1           0.00000000   2.65833333    0.00000000
M-2            22540VXD9           0.00000000   3.30000000    0.00000000
M-F-1          22540VXE7           0.00000000   5.78333265    0.00000000
M-F-2          22540VXF4           0.00000000   6.18333265    0.00000000
B              22540VXG2           0.00000000   3.98750000    0.00000000
B-F            22540VXH0           0.00000000   6.56666731    0.00000000
X              22540VA85
X-F            22540VA93
P-F            22540VB27
R              22540VXB3           0.00000000   0.00000000    0.00000000



                                      Ending
                                   Curr Prin
Class                                 Amount
A-1                              961.62117178
A-2                              965.29407837
A-3                              965.29407837
A-F                              974.70095242
A-IO                             962.63954667
A-F-IO                           795.22184300
M-1                             1000.00000000
M-2                             1000.00000000
M-F-1                           1000.00000000
M-F-2                           1000.00000000
B                               1000.00000000
B-F                             1000.00000000
X
X-F
P-F                             1000.00000000
R                                  0.00000000



Principal Distributions:               GRP 1        GRP 2         GRP 3
Beginning Balance              609,470,538.20243,478,437.2108,059,139.55
     Scheduled Principal          345,717.76   145,093.73     69,292.61
     Prepays (Includes Curtail) 7,417,008.57 3,670,924.22  1,066,955.69
     Net Liquidation Proceeds           0.00         0.00          0.00
     Loan Purchase Prices               0.00         0.00          0.00
     Total Principal Remit      7,762,726.33 3,816,017.95  1,136,248.30
     Net Realized Losses                0.00         0.00          0.00
Ending Balance                 601,707,811.87239,662,419.2106,922,891.25

Principal Distributions:               TOTAL GRP 1 + GRP 2
Beginning Balance              961,008,114.95852,948,975.40
     Scheduled Principal          560,104.10   490,811.49
     Prepays (Includes Curtail)12,154,888.48 11,087,932.79
     Net Liquidation Proceeds           0.00         0.00
     Loan Purchase Prices               0.00         0.00
     Total Principal Remit     12,714,992.58 11,578,744.28
     Net Realized Losses                0.00         0.00
Ending Balance                 948,293,122.37841,370,231.12






                                       TOTAL
Ending Overcollateralization Am      4,450,826.69
Ending Overcollateralization-F         246,052.21


                                       GRP 1        GRP 2         GRP 3
Prefunding Account:
Beginning Balance              31,607,579.10   883,649.96  6,490,490.97
Subsequent Transfer            31,595,308.42   868,149.96  6,470,633.43
Added to available certificate     12,270.68    15,500.00     19,857.54
Amnt on Deposit in Prefund Accn         0.00         0.00          0.00

Agg  Ending Collateral Bal     621,357,102.46239,662,419.2112,716,197.45

                                       TOTAL GRP 1 + GRP 2
Prefunding Account:
Beginning Balance              38,981,720.03 32,491,229.06
Subsequent Transfer            38,934,091.82 32,463,458.38
Added to available certificate     47,628.21    27,770.68
Amnt on Deposit in Prefund Accn         0.00         0.00

Agg  Ending Collateral Bal     973,735,719.16861,019,521.71

                                       GRP 1        GRP 2         GRP 3
Interest Distributions:
Sched Int-Curr Per-Net of Serv  4,519,740.29 1,741,914.72    758,782.75
Capitalized Int Accnt withdrawa   112,282.56        80.87     33,493.91
Less Relief Act Int Shortfall           0.00         0.00          0.00

                                       TOTAL GRP 1 + GRP 2
Sched Int-Curr Per-Net of Serv  7,020,437.76 6,261,655.01
Capitalized Int Accnt withdrawa   145,857.34   112,363.43
Less Relief Act Int Shortfall           0.00         0.00

                                       GRP 1        GRP 2         GRP 3
Capitalized Interest Account:
Beginning Balance
less: Capitalized Int Requireme   112,282.56        80.87     33,493.91
less Wthdrwl of Overfunded Int
Ending Balance

                                       TOTAL GRP 1 + GRP 2
Capitalized Interest Account:
Beginning Balance                 475,147.44
less: Capitalized Interest Requ   145,857.34
less: Withdrawal of Overfunded    329,290.10
Ending Balance                          0.00


                                       GRP 1        GRP 2         GRP 3
Servicing Fee                     253,946.19   101,449.25     45,484.11
Trustee Fee                           629.12       243.48        113.85
Credit Risk Manager Fee             7,864.00     3,043.48      1,423.16
FSA Premium                        26,906.61    10,411.54      4,937.54

                                       TOTAL GRP 1 + GRP 2
Servicing Fee                     400,879.55   355,395.44
Trustee Fee                           986.45       872.60
Credit Risk Manager Fee            12,330.63    10,907.48
FSA Premium                        42,255.69    37,318.15

                                       GRP 1        GRP 2         GRP 3
Current Aggregate  Advances     4,272,863.13 1,565,507.94    518,872.95
Outstanding Aggregate Advances  5,196,324.82 1,855,289.19    626,050.21

                                       TOTAL GRP 1 + GRP 2
Current Aggregate  Advances     6,357,244.01 5,838,371.06
Outstanding Aggregate Advances  7,677,664.22 7,051,614.01


Delinquency Information

               30-59 days delinquent
                         Count       Balance
Group 1                     110    11,369,725.53
Group 2                      42      5,784,554.73
Group 3                      50      4,332,416.01
Total                       202    21,486,696.28
Group 1 + Group             152    17,154,280.27


               60-89 days delinquent
                         Count       Balance
Group 1                      15      1,976,938.17
Group 2                       1        233,216.92
Group 3                      13      1,085,470.79
Total                        29      3,295,625.88
Group 1 + Group              16      2,210,155.09


               90 or more days delinquent
                         Count       Balance
Group 1                       4        610,386.55
Group 2                       1          71,861.69
Group 3                       2        320,835.23
Total                         7      1,003,083.47
Group 1 + Group               5        682,248.24


Mortgage Loans in Foreclosure Proceedings

                         Count       Balance
Group 1                      26      3,268,644.07
Group 2                       7      1,259,612.55
Group 3                       4        377,751.64
Total                        37      4,906,008.26
Group 1 + Group              33      4,528,256.62


Mortgage Loans in REO

Count                    Count       Balance
Group 1                       1          89,698.81
Group 2                       0                     -
Group 3                       0                     -
Total                         1          89,698.81
Group 1 + Group               1          89,698.81


Mortgage Loans in Bankruptcy

                         Count       Balance
Group 1                      11      1,132,253.60
Group 2                       5      1,020,643.00
Group 3                       6        796,187.65
Total                        22      2,949,084.25
Group 1 + Group              16      2,152,896.60

                                       GRP 1        GRP 2         GRP 3
# of Lns which Prepay Prem coll           48           10             4
Amnt of Prepay Prems              211,592.72    68,386.96           10,220.61






Number of Loans Repurchased                 0            0             0
Prin Bal of Loans Repurchased               0            0             0


                                       TOTAL GRP 1 + GRP 2
# of Lns which Prepay Prem coll           62           58
Amnt of Prepay Prems              290,200.29   279,979.68

Cur 3 Mo Delinq Rate (60+days)       1.12234%
Cur-F 3 Mo Delinq Rate (60+days      2.28956%
Roll 3 Mo Delinq Rate (60+days)      0.58507%
Roll-F 3 Mo Delinq Rate (60+day      1.06585%

Number of Loans Repurchased                 0            0
Prin Bal of Loans Repurchased               0            0


                                       GRP 1        GRP 2         GRP 3
Realzd Losses during related Du         0.00         0.00          0.00
Cum Net Real Losses since Start         0.00         0.00          0.00


Prin Bal of Liquidated Loans            0.00         0.00          0.00
Cumltv Prin Ba of Liquidated Lo         0.00         0.00          0.00

Weighted Average Term to Mat             349          346           325
Weighted Average Gross Coup          9.39902%     9.08514%      8.97605%
Net WAC Rate of Mortgage Loans       8.02665%     7.74330%      7.59491%






Number of Loans in the Pool            5,015        1,356         1,072


                                       TOTAL GRP 1 + GRP 2
Realzd Losses incur during the          0.00         0.00
Cumltv Net Realized Losses sinc            0            0


Prin Bal of Liquidated Loans            0.00         0.00
Cumltv Prin Ba of Liquidated Lo         0.00         0.00

Weighted Average Term to Mat             345          348
Weighted Average Gross Coup          9.27193%     9.30942%
Net WAC Rate of Mortgage Loans       7.90632%     7.94577%

Insured Payment on Class A-1               0
Insured Payment on Class A-2               0
Insured Payment on Class A-3               0
Insured Payment on Class A-F               0

Number of Loans in the Pool            7,443        6,371


                                       TOTAL
Senior Enhancement Percentage       14.40200%
Senior-F Enhancement Percentage     13.31010%


Net Excess Spread                    2.79817%
Net-F Excess Spread                  1.25736%

Deposit to Basis Risk Reserve F         0.00
Basis Risk Reserve Fund Balance     5,000.00

Dep to Basis-F Risk Reserve Fun         0.00
Basis Risk-F Reserve Fund Bal       5,000.00


Trigger Event                              NO
Trigger-F Event                            NO





               SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp
Mortgage Pass-Through Certificates, Series 2002-HE4

                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA